UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): June 25, 2013

CENTRAL EUROPEAN DISTRIBUTION CORPORATION

(Exact Name of Registrant as Specified in Charter)

DELAWARE	001-35293	54-1865271
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3000 Atrium Way, Suite 265 Mount Laurel, New Jersey	08054
(Address of Principal Executive Offices)	(Zip Code)

(856) 273-6980

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

On June 25, 2013, Central European Distribution Corporation (the “Company”) provided Ernst & Young Audit Sp. z o.o. (“E&Y”) with notice that the Audit Committee of the Board of Directors of the Company approved the dismissal of E&Y as the Company’s independent registered public accountant. The audit relationship ceased on June 28, 2013 upon EY’s completion of the interim review, in accordance with PCAOB sec. AU 722 Interim Financial Information, of the Company’s interim condensed consolidated financial statements as of March 31, 2013 and for three-month period then ended.

The reports of E&Y on the consolidated financial statements of the Company as of and for the fiscal years ended December 31, 2012 and 2011, did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that (i) E&Y’s report dated June 17, 2013 was modified to indicate that the consolidated financial statements included in the Form 10-K/A dated October 4, 2012 had been restated to correct certain errors resulting from improper accounting for deferred tax assets and liabilities relating to the acquisition of the Russian Alcohol Group in 2009, and (ii) E&Y’s report dated October 4, 2012 was modified to include an emphasis of matter regarding substantial doubt about the Company’s ability to continue as a going concern and also to indicate that the Company has restated its consolidated financial statements as of December 31, 2011 and for the year then ended to correct certain errors.

In connection with the audits of the Company’s consolidated financial statements for fiscal years ended December 31, 2012 and 2011, and in the subsequent interim period through the date of this Current Report on Form 8-K, there were no (i) disagreements with E&Y on any matter concerning accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of E&Y, would have caused E&Y to make reference to the subject matter in their reports or (ii) reportable events, as that term is described in Item 304(a)(1)(v) of Regulation S-K, except that E&Y communicated to those charged with governance that material weaknesses existed in its internal control over financial reporting for fiscal years 2012 and 2011. The material weaknesses identified are disclosed in Item 9A of the Company’s Annual Reports on Form 10-K for the years ended December 31, 2012 and December 31, 2011. Accordingly, the reports of E&Y on internal control over financial reporting as of December 31, 2012 and 2011 contained adverse opinions. In addition, E&Y advised the Company of the need to expand significantly the scope of its audits of fiscal years 2012 and 2011 related to retroactive trade rebates and trade marketing refunds.

The Company has provided E&Y with a copy of the foregoing disclosures in this Current Report on Form 8-K related to E&Y and has requested a letter from E&Y addressed to the Securities and Exchange Commission indicating whether or not E&Y agrees with such disclosures. A copy of this letter, dated June 28, 2013, is attached hereto as Exhibit 16.1 to this Current Report on Form 8-K.

The Company currently intends to appoint PricewaterhouseCoopers Sp. z o.o. (“PwC”) as its independent registered public accountant. However, PwC has not yet been engaged.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

16.1	Letter from Ernst & Young Audit Sp. z o.o. to the Securities and Exchange Commission, dated June 28, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Central European Distribution Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTRAL EUROPEAN DISTRIBUTION CORPORATION

By:	/s/ Ryan Lee
Ryan Lee
Chief Financial Officer

Date: June 28, 2013